SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(RULE 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

INFONET SERVICES CORP.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No:

(3)	Filing party:

(4)	Date Filed:

The following was posted on Infonet’s public website on November 8, 2004.

Frequently Asked Questions – Public Stockholders

Please note that as more information becomes available, Infonet will update this question and answer section of the Investor Relations Web site. Additional information is also available in the news release issued on November 8, 2004 and through Infonet’s filings with the U. S. Securities and Exchange Commission. Please check back for updates.

Q:	What will happen in the merger?

A:	The merger is a transaction in which BT Group plc (BT) will acquire Infonet’s outstanding Class A common stock and Class B common stock. The merger is subject to approval by Infonet’s stockholders, the receipt of approvals from antitrust authorities, the U.S. Federal Communications Commission and other customary closing conditions.

Q:	If you complete the merger, how much will I receive for my shares?

A:	Under terms of the acquisition agreement, stockholders will receive $2.06 in cash for each common share of Infonet Services held.

Q:	If you complete the merger, when will I receive my money?

A:	The transaction is subject to approval by Infonet’s stockholders, certain regulatory approvals and customary closing conditions. We anticipate it will be completed in the first half of 2005. You will receive instructions on how to submit your shares following the completion of the merger.

Q:	Will I have to pay taxes on the cash received? How will I know what my profit or loss is? Who can help me with this?

A:	Each stockholder must consult his or her own tax advisors.

Q:	Will I receive proxy materials and be asked to vote?

A:	Yes. Our timetable currently anticipates closing this transaction in the spring of 2005. We currently anticipate mailing proxy materials to stockholders in January 2005. If that schedule changes, we will post an updated timetable for this question, so please check back. We urge you to carefully study all the materials available to you. We urge stockholders to read the proxy statement when it becomes available.

Q:	What should I do with my shares?

A.	Please do not send your shares at this time. After we complete the merger, the paying agent, at BT’s request, will send you written instructions for returning your Infonet stock certificates. You will receive your cash payment after the paying agent receives your stock certificates and any other documents requested in the instructions.

Q:	Will there be a regulatory review of this transaction?

A:	Yes, the transaction is subject to review under the Hart-Scott-Rodino Antitrust Improvements Act by U.S. antitrust authorities and may be reviewed by EU antitrust authorities. The merger is also subject to approval by the U.S. Federal Communications Commission. We will update this answer as more information becomes available.

Q:	Will Infonet’s management continue to run the company?

A:	BT has informed us that Infonet’s management will continue in place as will our operating staff. Infonet is being acquired for its expertise and leadership in the area of managed data network services. Continuity of that expertise is an important component of this acquisition.

Q:	Are you planning any facility closures? Employee layoffs?

A:	No plans have been developed at this time for any consolidations or eliminations of any resources.

Q:	Where can I find more information about Infonet and BT?

A:	Infonet and BT file periodic reports and other information with the US Securities and Exchange Commission. This information is available at the Internet Site maintained by the SEC at http://www.sec.gov. It can also be accessed through investor relations portion of the infonet Web site: www.infonet.com.

Additional Information about the Merger and Where to Find It

Infonet plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INFONET, BT, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Infonet or BT through the web site maintained by the SEC at www.sec.gov.

In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Infonet by contacting Infonet Services Corporation, 2160 East Grand Avenue, El Segundo, California, 90245, Attention: Investor Relations.

Infonet and BT, and their respective directors and officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Infonet’s directors and officers and their ownership of Infonet common stock is contained in the proxy statement for Infonet’s 2004 annual meeting of stockholders, which was filed with the SEC on July 22, 2004. Information regarding BT’s directors and officers is contained in BT’s Form 6-K, which was filed with the SEC on June 2, 2004. To the knowledge of Infonet, none of BT nor any of its directors and officers owns any shares of Infonet common stock. To the knowledge of Infonet, none of the directors or officers of BT who would be expected to participate in any such solicitation of proxies has any material interest, direct or indirect, by security holdings or otherwise in Infonet. Investors and stockholders may obtain additional information regarding the direct and indirect interests of Infonet, BT and their respective directors and officers in the merger by reading the proxy statement regarding the merger when it becomes available.

Safe Harbor Statement

In addition to statements of historical facts or statements of current conditions, Infonet has made forward-looking statements in this communication within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these statements include, without limitation, statements regarding expected synergies, financial guidance, timing of closing, industry ranking, execution of integration plans and organizational structure. These statements are based on information available to Infonet as of the date of this communication but are subject to a number of risks and uncertainties that could cause the statements made to be incorrect and the actual results to differ materially. Infonet describes certain of these risks and uncertainties in its 10-K, 10-Q, 8-K and other recent filings with the Securities and Exchange Commission (the “SEC”). These documents are available through the SEC website at www.sec.gov. The accuracy of Infonet’s forward-looking statements will also be affected by whether the merger can be completed, whether the companies may be required to modify aspects of the transaction to achieve regulatory approval, whether the businesses of the companies suffer due to uncertainty or a decline in market demand and whether the parties are able to achieve planned synergies. Infonet expects that subsequent events or developments may cause its views to change, however, Infonet undertakes no duty to update the forward-looking statements to take account of later events, except to the extent required by law. The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.